SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 20, 2008 (August 20, 2008)

Calgon Carbon Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-10776	25-0530110
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

P.O. Box 717 Pittsburgh, Pennsylvania	15230-0717
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code: (412) 787-6700

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)
☐	Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))
☐	Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Item 3.02.  Unregistered Sales of Equity Securities.

On August 20, 2008, Calgon Carbon Corporation (the “Company”) completed exchanges with certain prior holders of the Company’s issued and outstanding 5.00% Senior Convertible Notes due 2036 (the “Notes”). The exchanges were exempt from registration under Section 3(a)(9) of the Securities Act of 1933, as amended. In the exchanges, the Company issued an aggregate of 7,289,215 newly issued shares of the Company’s common stock, par value $0.01, in exchange for $37,175,000 in aggregate principal amount of Notes previously held by the exchanging holders.

On August 21, 2008, the Company issued a press release announcing these completed exchanges. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits

Press Release, dated August 21, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 21, 2008	CALGON CARBON CORPORATION

	By:	/s/ Leroy M. Ball
Leroy M. Ball
Senior Vice President and Chief Financial Officer